UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2013

NTELOS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51798	36-4573125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1154 Shenandoah Village Drive, Waynesboro, Virginia 22980

(Address of Principal Executive Offices) (Zip Code)

(540) 946-3500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2013, the Compensation Committee (the “Committee”) of the Board of Directors of NTELOS Holdings Corp. (the “Company”) took the following actions relating to executive compensation:

2012 Team Incentive Plan (“TIP”) Payments

After reviewing the Company’s consolidated financial results for 2012 and considering the Company’s 2012 targets under the Company’s 2012 Team Incentive Plan, as described in the Company’s proxy statement for the 2012 Annual Meeting of Stockholders, and reviewing each executive’s achievement of individual performance goals, the Committee certified and approved final incentive payments to the Company’s named executive officers. Based upon such review, the Committee authorized the following payments to the named executive officers in the amounts set forth in the table below (which are in addition to the partial payments that were certified and approved on December 28, 2012 and disclosed in the Company’s Current Report on Form 8-K filed on January 4, 2013).

Name	Office	Final TIP Payout

James A. Hyde	President and Chief Executive Officer	$236,449

Stebbins B. Chandor Jr.	EVP, Chief Financial Officer and Treasurer	$76,896

Conrad J. Hunter	EVP and Chief Operating Officer	$66,982

Brian J. O’Neil	EVP, General Counsel and Secretary	$56,674

Robert L. McAvoy Jr.	SVP, Engineering and Operations	$49,594

2013 Base Salaries

After considering a competitive market review of base salaries for corresponding positions and reviewing each executive’s performance and responsibility levels, the Committee increased the annual base salary of the Company’s executive officers, to be effective April 1, 2013. The annual base salary approved by the Committee for each of the named executive officers is set forth in the table below.

Name	Office	Annual Base Salary

James A. Hyde	President and Chief Executive Officer	$675,000

Stebbins B. Chandor Jr.	EVP, Chief Financial Officer and Treasurer	$362,457

Conrad J. Hunter	EVP and Chief Operating Officer	$371,519

Brian J. O’Neil	EVP, General Counsel and Secretary	$309,000

Robert L. McAvoy Jr.	SVP, Engineering and Operations	$244,646

2013 Team Incentive Plan

After considering a competitive market review of cash incentive payments as a percentage of base salary, the Committee approved the 2013 Team Incentive Plan for our named executive officers (the “2013 Plan”). The 2013 Plan establishes the performance measures for fiscal 2013 incentive payouts for the Company’s executive officers, including its named executive officers. Under the 2013 Plan, Mr. Hyde’s target individual payout percentage is 100% of his annual base salary and Messrs. Chandor, Hunter and O’Neil each have a target individual payout percentage of 60% of their respective annual base salary. Mr. McAvoy has a target individual payout percentage of 50% of his annual base salary.

The 2013 Plan incentive payouts are tied to the achievement of Company’s performance goals (“Plan Goals”) in 2013 in the areas of Revenues (30% weighting); Subscribers (30% weighting) and Adjusted EBITDA (as defined in the 2013 Plan) (40% weighting). The incentive payouts may be increased to a maximum of 200% of the target payout upon maximum achievement of each Plan Goal and decreased to a minimum of zero upon achievement below the minimum required payout level for each Plan Goal.

The 2013 Plan provides for an individual incentive award that is equal to the product of (i) the target percentage of the individual’s eligible base salary, (ii) an individual payout percentage up to a maximum percentage provided for in the 2013 Plan (as finally determined based on achievement of individual performance objectives) and (iii) the weighted company performance percentage, subject to a maximum incentive payout tied to the Company’s performance in 2013 on Plan Goals. The final incentive amounts paid, if any, shall be determined and certified by the Compensation Committee based on the achievement of the Company performance measures and the individual performance factors.

2013 Equity Award Grants

After considering a competitive market review of long-term incentives for its executive officers, the Committee approved the following equity award grants under the Company’s 2010 Equity and Cash Incentive Plan for the following named executive officers:

Options

Options to purchase shares of common stock of the Company were granted on March 6, 2013, each having an exercise price of $12.47 per share, vesting 25% per year on each of March 6, 2014, March 6, 2015, March 7, 2016 and March 6, 2017 (based on continued employment) and expiring on March 6, 2023, to the following named executive officers and with respect to the number of shares set forth in the table below.

Name	Office	Number of Options

James A. Hyde	President and Chief Executive Officer	326,087

Stebbins B. Chandor Jr.	EVP, Chief Financial Officer and Treasurer	109,438

Conrad J. Hunter	EVP and Chief Operating Officer	112,174

Brian J. O’Neil	EVP, General Counsel and Secretary	93,297

Robert L. McAvoy Jr.	SVP, Engineering and Operations	59,093

Restricted Stock

Shares of restricted stock were granted on March 6, 2013, all vesting on March 7, 2016 (based on continued employment), to the following named executive officers and with respect to the number of shares set forth in the table below.

Name	Office	Number of Shares Restricted Stock

James A. Hyde	President and Chief Executive Officer	41,411

Stebbins B. Chandor Jr.	EVP, Chief Financial Officer and Treasurer	13,898

Conrad J. Hunter	EVP and Chief Operating Officer	14,245

Brian J. O’Neil	EVP, General Counsel and Secretary	11,848

Robert L. McAvoy Jr.	SVP, Engineering and Operations	7,504

Performance Stock Unit Awards

Performance stock units (“PSUs”) were granted on March 6, 2013 to the following named executive officers and with respect to the target number of shares set forth in the table below.

Name	Office	Target Number of Underlying Shares

James A. Hyde	President and Chief Executive Officer	41,411

Stebbins B. Chandor Jr.	EVP, Chief Financial Officer and Treasurer	13,898

Conrad J. Hunter	EVP and Chief Operating Officer	14,245

Brian J. O’Neil	EVP, General Counsel and Secretary	11,848

Robert L. McAvoy Jr.	SVP, Engineering and Operations	7,504

The PSUs will become payable upon the Company’s achievement of certain performance goals (collectively, “Performance Goals”) during certain performance periods. A three-year performance period beginning on January 1, 2013 and ending on December 31, 2015 relates to the cumulative total stockholder return (“TSR Performance Goal”). Cumulative total stockholder return will equal the percentage increase in the price of a share of common stock, assuming all dividends (paid in cash or other property) are reinvested at the current market price, between January 1, 2013 and December 31, 2015. The TSR Performance Goal applies to seventy-five percent (75%) of the target number of PSUs. Three separate one-year performance periods, each beginning on January 1st and ending on December 31st of each of the calendar years 2013, 2014 and 2015, respectively, will be measured for attainment of performance goals set by the Committee within the first ninety (90) days of each such year (“Annual Operating Goals”). The Annual Operating Goals apply to twenty-five percent (25%) of the target number of PSUs (one third of the target twenty-five percent (25%) for each calendar year). The number of PSUs that may be earned may be increased to a maximum number of 200% of the target number of PSUs set forth above upon maximum achievement of each of the Performance Goals and decreased to a minimum number of zero upon achievement below the minimum required level of each of the Performance Goals. Performance and percentages that fall between the maximum number of PSUs, the target number of PSUs and the threshold number (zero) of PSUs shall be determined using linear interpolation.

Each PSU represents the contingent right to receive one share (or more based on maximum achievement) of the Company’s common stock if vesting is satisfied. The PSUs have no voting rights. Dividends, if any, that would have been paid on the underlying shares will be paid on PSUs that vest, on or after the vesting date. Vesting of the TSR Performance Goal component will be determined by the Committee following the end of the performance period related thereto. Vesting of the Annual Operating Goals component will be determined by the Committee after the conclusion of each respective performance period. Any portion of PSUs that do not vest due to performance below the minimum required level for vesting will be forfeited. Other than in connection with certain specified terminations, the named executive officer must also continue to be employed by the Company or its affiliates on December 31, 2015 to vest in the PSUs.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2013

NTELOS HOLDINGS CORP.

	By:	/s/ Brian J. O’Neil
Brian J. O’Neil
Executive Vice President, General Counsel and Secretary

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